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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

STATEMENT PURSUANT TO 18 U.S.C. §1350

        Pursuant to 18 U.S.C. §1350, each of the undersigned certifies that this Annual Report on Form 10-K for the year ended April 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Casella Waste Systems, Inc.

Dated: June 20, 2008	/s/ JOHN W. CASELLA John W. Casella Chief Executive Officer and Director
Dated: June 20, 2008	/s/ RICHARD A. NORRIS Richard A. Norris Senior Vice President, Chief Financial Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 STATEMENT PURSUANT TO 18 U.S.C. §1350